Exhibit 99.906CERT

Exhibit 12(b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of M Funds, Inc. (the “Registrant”) on Form N-CSR for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), each of the undersigned hereby certifies that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented in the Report.

Date:	February 28, 2013	/s/JoNell Hermanson
JoNell Hermanson President/Principal Executive Officer

Date:	February 28, 2013	/s/David Lees
David Lees Treasurer/Principal Financial and Accounting Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.